UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2004

HYPERFEED TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-13093	36-3131704
(State or other jurisdiction	(Commission	(I.R.S Employer
of incorporation)	File Number)	Identification No.)

300 South Wacker Drive, Suite 300, Chicago, Illinois		60606
(Address of principal executive offices)		(Zip Code)

(312) 913-2800
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Item 7.                                                                                                           Financial Statements and Exhibits

(c)                                  Exhibits

Number	Exhibit

99.1	Press Release dated August 5, 2004.

Item 9.                                                                                                           Regulation FD Disclosure

On August 5, 2004, HyperFeed Technologies, Inc. (the “Company”) issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is being furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HYPERFEED TECHNOLOGIES, INC.

Date: August 9, 2004	By	/s/ RANDALL J. FRAPART
Randall J. Frapart
Chief Financial Officer